SUPPLEMENT DATED JUNE 14, 2024

TO THE PROSPECTUS DATED MAY 2, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Equity Director

This supplement updates certain information in the prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

At a meeting held on January 23-24, 2024 (the “Meeting”), VALIC Company I approved the appointment of J.P. Morgan Investment Management Inc.(“JPMIM”) as a sub-adviser to the VALIC Company I Core Bond Fund (the “Core Bond Fund”). VALIC Company I also approved certain changes to the Core Bond Fund’s principal investment strategies and techniques.

At the Meeting, VALIC Company I approved the termination of JPMIM as the sub-adviser to the VALIC Company I Emerging Economies Fund (the “Emerging Economies Fund”) and approved the appointment of BlackRock Investment Management, LLC as the sub-adviser to the Emerging Economies Fund.

Additionally, at the Meeting, VALIC Company I approved the termination of Allspring Global Investment, LLC as the sub-adviser to the VALIC Company I International Value Fund (the “International Value Fund”) and approved the appointment of Goldman Sachs Asset Management, L.P. and Columbia Management Investment Advisers, LLC as sub-advisers to the International Value Fund. VALIC Company I also approved certain changes to the International Value Fund’s principal investment strategies and techniques.

These changes to the Core Bond Fund, Emerging Economies Fund, and International Value Fund are effective on April 29, 2024.

Furthermore, the Board of Trustees of the American Beacon Funds has approved, effective May 1, 2024, (1) the termination of the investment advisory agreement among American Beacon Advisors, Inc. (“AmBeacon”), Bridgeway Capital Management, LLC, and American Beacon Funds, on behalf of the American Beacon Bridgeway Large Cap Growth Fund (the “AmBeacon Fund”), (2) a new investment advisory agreement among AmBeacon, Numeric Investors LLC, and American Beacon Funds, on behalf of the AmBeacon Fund, and (3) changing the name of the AmBeacon Fund to “American Beacon Man Large Cap Growth Fund.”

The Variable Account Options subsection of the Prospectus is updated as indicated below:

Variable Account Options	Adviser/Sub-Adviser
Core Bond Fund	Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and J.P. Morgan Investment Management Inc.
Emerging Economies Fund	Adviser: VALIC Sub-Adviser: BlackRock Investment Management, LLC
International Value Fund	Adviser: VALIC Sub-Advisers: Goldman Sachs Asset Management, L.P. and Columbia Management Investment Advisers, LLC
American Beacon Man Large Cap Growth Fund	Adviser: American Beacon Advisors, Inc. Sub-Adviser: Numeric Investors LLC

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.